Exhibit 99.2

▪ ▪ ▪ 3

0.99% 1.03% 14

2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 2031 and Beyond 21

© 2024 Valley Bank. All rights reserved. Please see www.valley.com for further details. ▪ ▪ ▪ ▪

Exhibit 99.2

1Q25 Earnings Presentation

April 24, 2025

Valley

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as "intend," "should," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "would," "could," "typically," "usually," "anticipate," "may," "estimate," "outlook," "project" or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs, any retaliatory actions, related market uncertainty, or other factors; debt default or rating downgrade; unanticipated loan delinquencies; loss of collateral; decreased service revenues; increased business disruptions or failures; reductions in employment; and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as legislation and policy changes under the new U.S. presidential administration, geopolitical instabilities or events, natural and other disasters, including severe weather events, health emergencies, acts of terrorism, or other external events; the impact of any potential instability within the U.S. financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of the actual or perceived soundness, or concerns about the creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including Federal Deposit Insurance Corporation insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policies, or enforcement priorities of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment related claims, and other matters; a prolonged downturn and contraction in the economy, as well as an unexpected decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with the level of loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology-related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; increased competitive challenges, including our ability to stay current with rapid technological changes in the financial services industry; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of the OCC heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2024. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

1Q 2025 Financial Highlights

	GAAP Reported			Non-GAAP Adjusted [1]		
	1Q25	4Q24	1Q24	1Q25	4Q24	1Q24
Net Income ($mm)	**$106.1**	$115.7	$96.3	**$106.1**	$75.7	$99.4
Return on Average Assets *Annualized*	**0.69%**	0.74%	0.63%	**0.69%**	0.48%	0.65%
Efficiency Ratio (Non-GAAP)	--	--	--	**55.9%**	57.2%	59.1%
Diluted Earnings Per Share	**$0.18**	$0.20	$0.18	**$0.18**	$0.13	$0.19
Pre-Provision Net Revenue [2] ($mm)	**$201.8**	$195.6	$174.7	**$211.1**	$206.3	$184.6
PPNR / Average Assets [2] *Annualized*	**1.31%**	1.24%	1.14%	**1.37%**	1.31%	1.21%

- Core deposit growth enabled the reduction of higher-cost indirect deposits supporting net interest income stability despite headwind associated with 1Q day count.
- Continued pre-tax pre-provision net revenue normalization supporting progress towards profitability initiatives.
- Loan loss provision declined to lowest level in the last four quarters, but remained elevated versus historical experience.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Pre-provision net revenue ("PPNR") equals net interest income plus total non-interest income less total non-interest expense.

Maintaining Balance Sheet Strength

CRE / TRBC [1]


464%
362%
353%
<350%
3/31/24
12/31/24
3/31/25
12/31/25 est.

ACL / Loans


0.98%
1.17%
1.22%
1.20% - 1.25%
3/31/24
12/31/24
3/31/25
12/31/25 est.

Loans / Deposits


101.7%
97.5%
97.4%
<97%
3/31/24
12/31/24
3/31/25
12/31/25 est.

CET 1 / RWA


9.34%
10.82%
10.80%
~11%
3/31/24
12/31/24
3/31/25
12/31/25 est.

[1] Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non-farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate.

Profitability Continues to Trend Positively

Net Interest Margin (FTE, %)


2.79%
2.92%
2.96%
3.10%
3.00%
>3.10%
1Q24
4Q24
1Q25
2025 est. range
4Q25 est.

Adj. PPNR / Avg. Assets (%) [1]


1.21%
1.31%
1.37%
1.50%
1.35%
>1.50%
1Q24
4Q24
1Q25
2025 est. range
4Q25 est.

Adj. Return on Avg. Assets (%) [1]


0.65%
0.48%
0.69%
1.00%
0.80%
>1.00%
1Q24
4Q24
1Q25
2025 est. range
4Q25 est.

Adj. Return on Avg. Tangible Shareholders Equity [1]


8.5%
5.8%
7.8%
11.0%
9.0%
>11.0%
1Q24
4Q24
1Q25
2025 est. range
4Q25 est.

[1] **Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.**

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

2025 Guidance Update

Metric	2025 Expectations as of 12/31/2024	Directional Update
Gross Loan Growth	3% - 5% based on 12/31/24 of $48.8bn	Low-End
Net Interest Income	9% - 12% growth based on 2024 of $1,629mm	Low-End
Adj. Non-Interest Income	6% - 10% growth based on 2024 of $227mm [1]	Midpoint
Adj. Non-Interest Expense	3% - 5% growth based on 2024 of $1,076mm [1] *(ex. tax credit amortization and other non-operating exp.)*	Low-to-Mid
Tax Rate	23% - 25% *(assumes ~$35mm of tax credit amortization in 2025)*	Midpoint
Credit Expectations	$75mm - $125mm Annual NCOs $120mm - $160mm Annual Provision	Midpoint

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Driving Long-Term Value

Shareholder Value Creation vs. Peers [1]



Cumulative Dividends Post-2017
Reported TBV Growth Post-2017
88%
38%
51%
Peer Median
103%
51%
51%
VLY

Deposit Accounts (000s)



+113%
+23%
65
138
440
542
12/31/17
3/31/25
12/31/17
3/31/25
Commercial
Consumer

Commercial Loan Diversity by Geography



FL & Other
NY & NJ
79%
21%
12/31/17
52%
48%
3/31/25

Enhanced Funding Diversity by Geography



Northeast Branches
Southeast Branches, Specialty & Other
78%
22%
12/31/17
44%
56%
3/31/25

[1] VLY Reported TBV growth measured from 12/31/17 to 12/31/24. Peer Median Reported TBV Growth measured from 12/31/17 to 12/31/24. Cumulative dividends reflect dividends declared between 12/31/17 and 12/31/24 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 12/31/2024. Source: S&P Capital IQ Pro and company data.

Lowering Deposit Costs



Deposits by Product ($bn)
$50.1
$50.0
25%
12.3
11.9
24%
23%
11.4
11.6
23%
52%
26.3
26.4
53%
12/31/2024
3/31/2025
Time
Non-Interest
Savings, NOW and money market



Avg. Fed Funds vs. Deposit Costs (%)
5.50%
5.50%
5.43%
4.82%
4.50%
3.16%
3.18%
3.25%
2.94%
2.65%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Deposits
Average Fed Funds (Upper)



Deposits by Customer Type ($bn)
$50.1
$50.0
14%
7.0
6.3
13%
86%
43.1
43.7
87%
12/31/2024
3/31/2025
Direct
Indirect



Cumulative Beta (Current Cycle) 1
58%
53%
Rate Increase Cycle
(4Q21-2Q24)
Rate Decrease Cycle
(2Q24-1Q25)

[1] Cumulative Beta is measured as the change in Valley's quarterly average deposit cost as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period.

Diversified Deposit Base

Total Deposit Breakdown ($bn)



$50.0bn
Specialized Deposits
$11.8
24%
Fully FDIC-Insured
Indirect Customer
$6.3
12%
Traditional
Branch Deposits
$31.9
64%

Specialized Deposits by Business Line ($bn)



$11.8bn
Nat'l Deposits, Cannabis & Online
$4.2
International Corporate
$0.9
Technology
$1.7
Private Banking & Wealth
$1.6
Other Commercial
$3.4

Traditional Branch Deposits [3] ($bn)



$31.9bn
New Jersey
$17.2
127 branches
New York
$4.8
41 branches
Florida
$8.5
41 branches
Other
$1.4
20 branches

Uninsured Deposits & Liquidity ($bn)

Cash & Available Liquidity Stands at 1.8x Adjusted Uninsured Deposits [1]



$23.6
26%
$13.0
$22.4
$1.2
Adjusted Uninsured Deposits [1]
High Quality Available Liquidity [2]
Cash on Balance Sheet
Adjusted Uninsured Deposits
Cash & Available Liquidity

[1] Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [2] "High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. [3] Traditional Branch Deposits Include Commercial (inclusive of $1.2bn of HOA deposits), Consumer and Government. All data as of 3/31/25

Loan Portfolio Detail

Gross Loans ($bn)[1]



$48.8
($0.4)
($0.2)
$0.2
$0.2
$48.7
12/31/24
Other CRE & Const.
Owner-Occ. CRE
C&I
Resi & Consumer
3/31/25

Avg. Fed Funds vs. Loan Yields (%)



6.14%
6.17%
6.28%
6.04%
5.78%
5.50%
5.50%
5.43%
4.82%
4.50%
1Q24
2Q24
3Q24
4Q24
1Q25
Total Loans
Average Fed Funds (Upper)

3/31/2025 Loan Composition[1]



Non Owner-Occupied CRE 24%
Owner-Occupied CRE 12%
Multifamily 17%
CRE 42%
C&I 33%
Other 25%
C&I 21%
Construction 6%
Residential R.E. 12%
Consumer 8%

Cumulative Loan Beta (Current Cycle)[2]



45%
39%
Rate Increase Cycle (4Q21-2Q24)
Rate Decrease Cycle (2Q24-1Q25)

[1] CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. [2] Cumulative Beta is measured as the change in Valley's quarterly yield on loans as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period.
Note: Sums may not total due to rounding.

Net Interest Income and Margin

Net Interest Income ($mm) and Margin



2.79%
2.84%
2.86%
2.92%
2.96%
$395
$403
$412
$424
$421
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income ($mm)
NIM

Net Interest Income Commentary

- Net interest income decreased approximately 1% sequentially primarily as a result of lower day count in 1Q25.
- NIM has expanded for the fourth consecutive quarter to 2.96%.
- Deposits continue to reprice faster (53% beta) than loans (39% beta).
- Continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible.

Maturing CDs and FHLB Borrowings



4.31%
4.59%
4.15%
4.19%
4.36%
$3.5
$2.9
$1.2
$1.8
$4.8
2Q25
3Q25
4Q25
1Q26
Beyond
Balance ($bn)
Rate (%)

All metrics are presented on a fully tax equivalent basis.

Non-Interest Income

Non-Interest Income ($mm)[1]



Reported
Adjusted[1]
59.1
51.2
1.0
(0.5)
(1.3)
(0.0)
58.3
58.3
4Q24
BOLI
Capital Markets
Wealth & Trust
Other
1Q25

1Q25 Adjusted Non-Interest Income ($mm)[1]



Loan Servicing $3.2 5%
Other $12.3 21%
BOLI $4.8 8%
$58.3mm
Deposit Service Charges $12.7 22%
Wealth, Trust & Insurance $18.4 32%
Capital Markets $6.9 12%

Non-Interest Income Commentary

- Adjusted non-interest income declined modestly during the quarter.
- Wealth & trust decline reflects lower revenue from tax credit advisory ($1.1mm).
- Swap fees declined modestly during the quarter offsetting stability in FX and syndications within Capital Markets.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

Non-Interest Expense

Non-Interest Expenses ($mm)



Reported
Adjusted[1]
280.3
278.6
276.6
266.7
275.8
267.3
1Q24
4Q24
1Q25

Efficiency Ratio Trend[1]



59.1%
57.2%
55.9%
1Q24
4Q24
1Q25

Adj. Ann. Non-Interest Expenses[1] / Avg. Assets



2.23%
2.22%
1.74%
1.75%
1.74%
1Q24
4Q24
1Q25
VLY
Peer Median

- Compensation costs remain well-controlled despite the seasonal uptick in payroll taxes
- Sequential reduction in technology & equipment and marketing expenses
- Continue to optimize external resource / consulting utilization
- Continue to focus on generating positive operating leverage

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Peers include major exchange traded banks and thrifts with assets between $30 billion and $150 billion as of 12/31/2024.

Asset Quality & Reserve Trends



Non-Accrual Loans / Total Loans
0.58%
0.60%
0.60%
0.74%
0.71%
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25



Accruing Past Due Loans / Total Loans
30-59 PD
60-89 PD
90+ PD
0.14%
0.15%
0.35%
0.20%
0.11%
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25



ACL / Total Loans
0.98%
1.06%
1.14%
1.17%
1.22%
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25



Loan Loss Provision & Net Charge-Offs($mm)
Net Charge-Offs
Loan Loss Provision
24
45
37
82
43
75
98
107
42
63
1Q24
2Q24
3Q24
4Q24
1Q25

Equity & Capitalization

Book Value and Tangible Book Value per Share [1]



$12.81
$12.82
$13.00
$12.67
$12.76
$8.84
$8.87
$9.06
$9.10
$9.21
3/31/2024
6/30/2024
9/30/2024
12/31/2024
3/31/2025
TBV per share
Book Value per share

Equity Capitalization Level [1]



11.03%
10.86%
11.23%
11.90%
12.12%
7.62%
7.52%
7.68%
8.40%
8.61%
3/31/2024
6/30/2024
9/30/2024
12/31/2024
3/31/2025
Tangible Common Equity / Tangible Assets[1]
Equity / Assets

Holding Company Capital Ratios	3/31/24	12/31/24	3/31/25	Q-o-Q change	Y-o-Y change
Tier 1 Leverage	8.20%	9.16%	**9.41%**	25 bps	121 bps
Common Equity Tier 1	9.34%	10.82%	**10.80%**	(2 bps)	146 bps
Tier 1 Risk-Based	9.78%	11.55%	**11.53%**	(2 bps)	175 bps
Total Risk-Based	11.88%	13.87%	**13.91%**	4 bps	203 bps

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

APPENDIX

Glossary of Defined Terms

Term	Definition
ACL	Allowance for credit losses
Bank Leumi USA	Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022
C&I	Commercial & industrial
CAGR	Compound annual growth rate
CECL	Current expected credit loss model
CET 1	Tier 1 common capital
CRE	Commercial real estate
DSCR	Debt service coverage ratio
F/X	Foreign exchange
FDIC	Federal Deposit Insurance Corporation
FL	Florida
FHLB	Federal Home Loan Banks
FRB	Federal Reserve Bank
FRBNY	Federal Reserve Bank of New York
FTE	Fully Tax Equivalent using a 21 percent federal tax rate
GAAP	U.S. Generally Accepted Accounting Principles
HFS	Held for Sale
HHI	Household income
HOA	Homeowners Association
LIBOR	London Interbank Offered Rate
LTV	Loan to value
MSA	Metropolitan statistical area
NAICS	North American Industry Classification System per the United States Census Bureau

Term	Definition
NCOs	Net charge-offs
NDF	Non-deliverable forward
NIM	Net Interest Margin
NJ	New Jersey
NY	New York
OTC	Over the counter
PD	Probability of Default
PPNR	Pre-Provision Net Revenue
RWA	Risk-weighted assets
S&P	Standard & Poor's
SF	Square footage
SOFR	Secured Overnight Financing Rate
TA	Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix
TBV	Tangible Book Value
TCE	Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix
TRBC	Total risk-based capital
Valley	May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp's subsidiaries, as the context requires (interchangeable with the "Company," "we," "our" and "us").
VC	Venture capital
VLY	Refers to Valley as defined in this glossary

CRE Detail as of 3/31/25

Portfolio by Property Type


Retail
16%
Mixed Use
10%
Office
10%
Healthcare
Office
2%
Industrial
10%
Healthcare
10%
Specialty & Other
11%
Apartment &
Residential
31%
$26.1bn

Portfolio by Geography


Florida
28%
New Jersey
20%
Other
19%
Other NYC
Boroughs
15%
Manhattan
(Multifamily)
6%
Manhattan
(Other)
4%
New York (ex. NYC)
7%
$26.1bn

Property Type	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Apartment & Resi	$6.1	63%	1.38x
Retail	$4.3	61%	1.76x
Industrial	$2.8	60%	2.21x
Healthcare	$2.5	67%	1.47x
Office	$3.0	62%	1.77x
Specialty & Other	$2.8	55%	1.90x
Mixed Use	$2.6	62%	1.38x
Co-Ops	$1.9	12%	1.47x
Total	$26.1	58%	1.67x

Geography	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida / Alabama	$7.3	60%	1.78x
New Jersey	$5.3	62%	1.67x
Other NYC Boroughs	$4.0	56%	1.42x
Manhattan	$2.6	40% (59% ex Co-Ops)	1.67x
New York (ex. NYC)	$1.9	53%	1.74x
Other	$5.0	64%	1.67x
Total	$26.1	58%	1.67x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding.

Multifamily Portfolio Detail

Multifamily Portfolio by Sub-Asset Class ($bn)


Co-Op
$1.9
$8.0bn
Non Co-Op
$6.1

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
New York (ex. Manhattan)	$1.7	$6.2mm	68%	1.28x
Other	$1.6	$9.4mm	63%	1.33x
New Jersey	$1.2	$3.3mm	60%	1.60x
Florida & Alabama	$1.1	$3.6mm	60%	1.39x
Manhattan	$0.5	$7.1mm	61%	1.30x
Total	**$6.1bn**	**$5.1mm**	**63%**	**1.38x**

Non Co-Op Multifamily by Geography ($bn)


Florida & Alabama
18%
New Jersey
20%
Manhattan
8%
$6.1bn
New York (ex. Manhattan)
28%
Other
26%

New York City by % Rent Regulated Units


0% of units
42%
100% of units
17%
$2.4bn
1% - 20% of units
4%
51% - 99% of units
8%
21% - 50% of units
29%

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Granular & Diverse Office Portfolio

Office Portfolio by Tenancy


Multi Tenant w/ Anchor
$0.2
7%
Multi Tenant
$1.7
57%
Healthcare Office
$0.4
13%
$3.0bn
Single Tenant
$0.7
23%

~23% of Office Portfolio is Owner-Occupied.

Office Portfolio by Geography ($bn)


Manhattan
$0.2
6%
Florida & Alabama
$1.1
37%
New York (ex. Manhattan)
$0.5
17%
$3.0bn
Other
$0.3
10%
New Jersey
$0.9
30%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida & Alabama	$1.1	$1.6mm	59%	2.10x
New Jersey	$0.9	$2.5mm	65%	1.62x
New York (ex. Manhattan)	$0.5	$3.9mm	53%	1.62x
Manhattan	$0.2	$6.0mm	66%	1.89x
Other	$0.3	$7.3mm	72%	1.34x
Total	$3.0bn	$2.4mm	62%	1.77x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Sums may be inconsistent due to rounding.

Commercial Real Estate by Contractual Maturity ($mm)

Outcome for Maturing CRE Loans in 1Q25	$mm
Retained	$1,399mm
Paid Off & Left	$337mm
Modified & Other [1]	$36mm
Total	**$1,772mm**



1,697
733
484
654
488
578
665
2,771
2,772
3,249
1,962
10,004

Wtd. Avg.	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	4Q26	2027	2028	2029	2030	2031 +
LTV [2]	65%	63%	55%	57%	63%	55%	59%	60%	60%	63%	51%	55%
DSCR [3]	1.37x	1.48x	1.56x	1.36x	1.51x	1.52x	1.62x	1.68x	1.56x	1.54x	1.83x	1.74x
Borrower Contractual Rate	6.64%	6.71%	6.10%	5.97%	4.94%	5.60%	4.62%	5.45%	5.80%	5.52%	5.48%	5.17%

[1] Three loans totaling $28.1mm were modified; Two loans totaling $7.4mm were moved to non-accrual. [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.

Securities Portfolio Detail ($mm)



HTM
AFS
Equity & Trading
Yield
Securities as % of Total Assets
3.13%
3.27%
3.14%
3.34%
3.43%
3.55%
3.77%
3.84%
3.95%
$5,162
$57
$1,259
$3,846
$5,067
$64
$1,237
$3,765
$5,051
$67
$1,187
$3,797
$5,104
$68
$1,297
$3,739
$5,231
$71
$1,449
$3,711
$5,936
$73
$2,212
$3,650
$6,253
$77
$2,602
$3,574
$6,973
$72
$3,370
$3,532
$7,278
$74
$3,659
$3,545
1Q23
8.0%
2Q23
8.2%
3Q23
8.3%
4Q23
8.4%
1Q24
8.6%
2Q24
9.6%
3Q24
10.1%
4Q24
11.2%
1Q25
11.8%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	March 31, 2025	December 31, 2024	March 31, 2024
	Three Months Ended		
Adjusted net income available to common shareholders (Non-GAAP):			
Net income, as reported (GAAP)	$106,058	$115,711	$96,280
Add: FDIC Special assessment (a)	—	—	7,394
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (b)	11	3	7
Add: Restructuring charge (c)	—	1,085	620
Add: Net losses on the sale of commercial real estate loans (d)	—	7,866	—
Less: Gain on sale of commercial premium finance lending division (e)	—	—	(3,629)
Less: Income Tax Benefit (f)	—	(46,431)	—
Total non-GAAP adjustments to net income	11	(37,477)	4,392
Income tax adjustments related to non-GAAP adjustments (g)	(3)	(2,520)	(1,224)
Net income, as adjusted (Non-GAAP)	$106,066	$75,714	$99,448
Dividends on preferred stock	6,955	7,025	4,119
Net income available to common shareholders, as adjusted (Non-GAAP)	$99,111	$68,689	$95,329

(a) Included in FDIC insurance expense.
(b) Included in gains on securities transactions, net.
(c) Represents severance expense related to workforce reductions within salary and employee benefits expense.
(d) Represents actual and mark to market losses on commercial real estate loan sales included in gains (losses) on sales of loans, net.
(e) Included in gains (losses) on sales of assets, net within non-interest income.
(f) Represents the income tax benefit from the reduction in uncertain tax liability positions and accrued interest and penalties due to statute of limitation expirations included in income tax (benefit) expense.
(g) Calculated using the appropriate blended statutory tax rate for the applicable period.

	March 31, 2025	December 31, 2024	March 31, 2024
Adjusted per common share data (Non-GAAP):			
Net income available to common shareholders, as adjusted (Non-GAAP)	$99,111	$68,689	$95,329
Average number of shares outstanding	559,613,272	536,159,463	508,340,719
Basic earnings, as adjusted (Non-GAAP)	$0.18	$0.13	$0.19
Average number of diluted shares outstanding	563,305,525	540,087,600	510,633,945
Diluted earnings, as adjusted (Non-GAAP)	$0.18	$0.13	$0.19
Adjusted annualized return on average tangible shareholders' equity (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$106,066	$75,714	$99,448
Average shareholders' equity	7,458,177	7,255,159	6,725,695
Less: Average goodwill and other intangible assets	1,994,061	2,000,574	2,024,999
Average tangible shareholders' equity	5,464,116	5,254,585	4,700,696
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	7.76%	5.76%	8.46%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
Adjusted annualized return on average assets (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$106,066	$75,714	$99,448
Average assets	$61,502,768	$62,865,338	$61,256,868
Annualized return on average assets, as adjusted (Non-GAAP)	0.69%	0.48%	0.65%
Adjusted annualized return on average shareholders' equity (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$106,066	$75,714	$99,448
Average shareholders' equity	7,458,177	7,255,159	6,725,695
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	5.69%	4.17%	5.91%
Annualized return on average tangible shareholders' equity (Non-GAAP):			
Net income, as reported (GAAP)	$106,058	$115,711	$96,280
Average shareholders' equity	7,458,177	7,255,159	6,725,695
Less: Average goodwill and other intangible assets	1,994,061	2,000,574	2,024,999
Average tangible shareholders' equity	5,464,116	5,254,585	4,700,696
Annualized return on average tangible shareholders' equity (Non-GAAP):	7.76%	8.81%	8.19%
Efficiency ratio (Non-GAAP):			
Non-interest expense, as reported (GAAP)	$276,618	$278,582	$280,310
Less: FDIC Special assessment (pre-tax)	—	—	7,394
Less: Restructuring charge (pre-tax)	—	1,085	620
Less: Amortization of tax credit investments (pre-tax)	9,320	1,740	5,562
Non-interest expense, as adjusted (Non-GAAP)	$267,298	$275,757	$266,734
Net interest income, as reported (GAAP)	420,105	422,977	393,548
Non-interest income, as reported (GAAP)	58,294	51,202	61,415
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	11	3	7
Add: Net losses on the sale of commercial real estate loans (pre-tax)	—	7,866	—
Less: Gain on sale of premium finance division (pre-tax)	—	—	(3,629)
Non-interest income, as adjusted (Non-GAAP)	58,305	59,071	57,793
Gross operating income, as adjusted (Non-GAAP)	478,410	482,048	451,341
Efficiency ratio (Non-GAAP)	55.87%	57.21%	59.10%
Annualized pre-provision net revenue / average assets			
Net interest income, as reported (GAAP)	$420,105	$422,977	$393,548
Non-interest income, as reported (GAAP)	58,294	51,202	61,415
Less: Non-interest expense, as reported (GAAP)	276,618	278,582	280,310
Pre-provision net revenue (GAAP)	$201,781	$195,597	$174,653
Average assets	$61,502,768	$62,865,338	$61,256,868
Annualized pre-provision net revenue / average assets (GAAP)	1.31%	1.24%	1.14%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
Annualized pre-provision net revenue / average assets, as adjusted			
Pre-provision net revenue (GAAP)	$201,781	$195,597	$174,653
Add: FDIC Special assessment (pre-tax)	—	—	7,394
Add: Restructuring charge (pre-tax)	—	1,085	620
Add: Amortization of tax credit investments (pre-tax)	9,320	1,740	5,562
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	11	3	7
Add: Net losses on sale of commercial real estate loans (pre-tax)	—	7,866	—
Less: Gain on sale of premium finance division (pre-tax)	—	—	(3,629)
Pre-provision net revenue, as adjusted (Non-GAAP)	211,112	206,291	184,607
Average assets	$61,502,768	$62,865,338	$61,256,868
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.37%	1.31%	1.21%
Annualized non-interest expenses / average assets, as adjusted			
Non-interest expense, as adjusted (Non-GAAP)	$267,298	$275,757	$266,734
Average assets	$61,502,768	$62,865,338	$61,256,868
Annualized non-interest expenses / average assets, as adjusted	1.74%	1.75%	1.74%

($ in thousands, except for share data)	As of March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Tangible book value per common share (Non-GAAP):					
Common shares outstanding	560,028,101	558,786,093	509,252,936	509,205,014	508,893,059
Shareholders' equity (GAAP)	$7,499,897	$7,435,127	$6,972,380	$6,737,737	$6,727,139
Less: Preferred Stock	354,345	354,345	354,345	209,691	209,691
Less: Goodwill and other intangible assets	1,990,276	1,997,597	2,004,414	2,012,580	2,020,405
Tangible common shareholders' equity (Non-GAAP)	$5,155,276	$5,083,185	$4,613,621	$4,515,466	$4,497,043
Tangible book value per common share (Non-GAAP):	$9.21	$9.10	$9.06	$8.87	$8.84
Tangible common equity to tangible assets (Non-GAAP):					
Tangible common shareholders' equity (Non-GAAP)	$5,155,276	$5,083,185	$4,613,621	$4,515,466	$4,497,043
Total assets (GAAP)	61,865,655	62,491,691	62,092,332	62,058,974	61,000,188
Less: Goodwill and other intangible assets	1,990,276	1,997,597	2,004,414	2,012,580	2,020,405
Tangible assets (Non-GAAP)	59,875,379	60,494,094	60,087,918	60,046,394	58,979,783
Tangible common equity to tangible assets (Non-GAAP)	8.61%	8.40%	7.68%	7.52%	7.62%

For More Information

- Go to our website: www.valley.com
- Email requests to: ajianette@valley.com
- Call Andrew Jianette in Investor Relations at: (551) 288-3182
- Go to our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Valley